UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7512

Dreyfus Premier Worldwide Growth Fund, Inc.: Dreyfus Worldwide Growth Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	4/30/13

FORM N-CSR

Item 1.      Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
18	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus
Worldwide Growth Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Worldwide Growth Fund, covering the six-month period from November 1, 2012, through April 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

International equity markets generally rallied over the past six months in response to improving economic conditions throughout the world. By the reporting period’s end, the U.S. unemployment rate had fallen to its lowest level in four years, Europe appeared to contain the financial crisis that threatened some of its more peripheral countries, Japan embarked on a new economic course that cheered many investors, and key emerging markets engineered “soft landings” for their economies as previously torrid growth rates moderated. Many analysts attributed these broad-based economic gains to the aggressively accommodative monetary policies adopted by central banks worldwide, including the Federal Reserve Board, the Bank of Japan and the European Central Bank.

Our chief economist currently expects the global and U.S. economic recoveries to persist at a choppy and moderate pace over the next several months, but sees the potential for stronger growth to begin in the fall. Moreover, the United States generally is expected to remain in the lead in the global march toward better economic conditions, while Europe’s recovery from recession likely will be delayed as regional policymakers work to resolve a persistent financial crisis.As always, we encourage you to discuss our observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
May 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through April 30, 2013, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended April 30, 2013, Dreyfus Worldwide Growth Fund’s Class A shares produced a total return of 11.75%, Class C shares returned 11.33% and Class I shares returned 11.88%.1 For the same period, the fund’s benchmark, the Morgan Stanley Capital InternationalWorld Index (“MSCIWorld Index”), produced a 14.67% total return.2

Stocks throughout the world generally rallied over the reporting period as investors responded positively to improved economic data.The fund produced lower returns than its benchmark, mainly due to stock selection shortfalls in the information technology sector and overweighted exposure to the energy sector.

The Fund’s Investment Approach

The fund invests primarily in large, well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap, blue-chip stocks at a price we consider to be justified by a company’s fundamentals. The result is a portfolio of stocks of prominent companies selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence and above-average earnings growth potential.The fund pursues a “buy-and-hold” investment strategy in which we typically buy and sell relatively few stocks during the course of the year, which may help to reduce investors’ tax liabilities and the fund’s trading costs.3

Recovering Economy Fueled Market Gains

A sustained market rally began prior to the start of the reporting period when investors responded positively to improved U.S. employment and housing market trends, a new quantitative easing program from the European Central Bank, the adoption of an aggressively accommodative monetary policy in Japan, and expectations that new economic policies in China might lead to stronger global growth.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Although investor optimism faltered briefly amid uncertainty surrounding automatic U.S. tax hikes and spending cuts scheduled for the start of 2013, last-minute legislation to address the increases helped alleviate investors’ worries, and continued corporate earnings strength and encouraging economic data helped support global stock prices over the first four months of 2013.

Allocation Strategy Weighed on Fund’s Relative Results

Results from the information technology sector were undermined by consumer electronics giant Apple, which declined sharply due to rising competitive pressures, falling profit margins, and concerns about future growth. We believe that these concerns may be overblown, and we were encouraged by a recent dividend increase, the announcement of a share repurchase program, and reports of innovative new products under development.The fund’s longstanding emphasis on the energy sector proved counterproductive when large, integrated energy producers fell out of favor in an environment of moderating oil and gas prices. Our sector allocation strategy also fell short of market averages in the financials sector, as underweighted exposure to global financial institutions prevented the fund from participating more fully in the sector’s rally.

The fund achieved better results in the consumer sector, where beauty products maker L’Oreal, ADR and luxury consumer goods seller Christian Dior achieved solid sales and earnings growth, enabling them to increase their dividends. Christian Dior also announced a share buyback program. Food producer Danone posted strong results in the emerging markets, more than offsetting weakness in Western Europe. Pharmacy chain Walgreen gained value after resolving a dispute with a major pharmacy benefits manager.The fund also fared relatively well in the health care sector, which regained favor among investors attracted to robust new product pipelines and generous dividend yields from companies such as Roche Holding. In addition, Abbott Laboratories split the company in two, enabling it to focus more intently on its fast-growing nutritional products business.

The fund eliminated its position in Canadian heavy equipment dealer Finning International when it did not meet our growth expectations.We established a new position in Canadian Pacific Railway, where a new management team is executing a business turnaround.

A Constructive Outlook

Accommodative monetary policies from central banks throughout the world seem to be producing the desired results, and we have been encouraged by recent improvements in global economic data. Interest rates remain near historical lows in most major markets, and many companies have shored up their balance sheets with large cash balances that can be used more productively through mergers and acquisitions, capital investments, share buyback programs, and higher dividends.Therefore, we have maintained our focus on high quality, multinational companies with strong balance sheets, dominant brands, and above-average earnings and dividend growth characteristics.

May 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe,Australia, New Zealand and the Far East. Investors
cannot invest directly in any index.
3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components)
the fund can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Worldwide Growth Fund from November 1, 2012 to April 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.14	$10.06	$4.83
Ending value (after expenses)	$1,117.50	$1,113.30	$1,118.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.86	$9.59	$4.61
Ending value (after expenses)	$1,018.99	$1,015.27	$1,020.23

† Expenses are equal to the fund’s annualized expense ratio of 1.17% for Class A, 1.92% for Class C and .92%
for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2013 (Unaudited)

Common Stocks—97.6%	Shares		Value ($)
Consumer Durables & Apparel—.4%
LVMH Moet Hennessy Louis Vuitton	15,775		2,731,899
Consumer Services—3.4%
Arcos Dorados Holdings, Cl. A	100,000	[a]	1,362,000
McDonald’s	207,800		21,224,692
			22,586,692
Diversified Financials—3.2%
BlackRock	32,500		8,661,250
Eurazeo	80,649		4,271,796
GAM Holding	200,000	[b]	3,527,640
JPMorgan Chase & Co.	105,100		5,150,951
			21,611,637
Energy—18.1%
Canadian Natural Resources	130,000		3,814,200
Chevron	263,800		32,186,238
ConocoPhillips	25,000		1,511,250
Exxon Mobil	411,008		36,575,602
Imperial Oil	160,000		6,379,200
Phillips 66	12,500		761,875
Royal Dutch Shell, Cl. A, ADR	192,000		13,050,240
Statoil, ADR	394,068		9,654,666
Total, ADR	339,016	[a]	17,032,164
			120,965,435
Food & Staples Retailing—4.5%
Diageo, ADR	165,000		20,163,000
Walgreen	200,000		9,902,000
			30,065,000
Food, Beverage & Tobacco—23.8%
Altria Group	262,500		9,583,875
British American Tobacco, ADR	80,000		8,881,600
Coca-Cola	746,200		31,586,646
Danone, ADR	682,000		10,243,640
Nestle, ADR	400,000		28,492,000

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco (continued)
PepsiCo	106,175		8,756,252
Philip Morris International	552,500		52,813,475
SABMiller	150,000		8,081,691
			158,439,179
Health Care Equipment
& Services—1.1%
Abbott Laboratories	190,300		7,025,876
Household & Personal Products—14.0%
Christian Dior	230,000		40,088,630
L’Oreal, ADR	935,000	[a]	33,220,550
Procter & Gamble	258,000		19,806,660
			93,115,840
Insurance—.4%
Zurich Insurance Group	10,100	[b]	2,819,918
Materials—4.6%
Air Liquide, ADR	779,130		19,719,780
Freeport-McMoRan Copper & Gold	175,000		5,325,250
Rio Tinto, ADR	120,000	[a]	5,527,200
			30,572,230
Media—2.5%
Comcast, Cl. A	150,000		6,195,000
News Corp., Cl. A	341,400		10,573,158
			16,768,158
Pharmaceuticals, Biotech &
Life Sciences—10.8%
AbbVie	190,300		8,763,315
Johnson & Johnson	203,525		17,346,436

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Novo Nordisk, ADR	60,000		10,597,800
Roche Holding, ADR	561,000		35,017,620
			71,725,171
Real Estate—.0%
ANF Immobilier	2,438		73,847
Semiconductors & Semiconductor
Equipment—2.3%
Intel	390,941		9,363,037
Texas Instruments	165,000		5,974,650
			15,337,687
Software & Services—2.6%
International Business Machines	85,000		17,215,900
Technology Hardware & Equipment—4.4%
Apple	57,000		25,236,750
QUALCOMM	65,000		4,005,300
			29,242,050
Transportation—1.5%
Canadian Pacific Railway	80,000		9,969,600
Total Common Stocks
(cost $294,008,109)			650,266,119

Other Investment—2.5%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $16,345,000)	16,345,000	[c]	16,345,000

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $5,420,659)	5,420,659 [c]	5,420,659

Total Investments (cost $315,773,768)	100.9%	672,031,778
Liabilities, Less Cash and Receivables	(.9%)	(5,691,386)
Net Assets	100.0%	666,340,392

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At April 30, 2013, the value of the fund’s securities on loan was $5,331,360 and the value of the collateral held by the fund was $5,420,659.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Food, Beverage & Tobacco	23.8	Software & Services	2.6
Energy	18.1	Media	2.5
Household & Personal Products	14.0	Semiconductors & Semiconductor
Pharmaceuticals, Biotech &		Equipment	2.3
Life Sciences	10.8	Transportation	1.5
Materials	4.6	Health Care Equipment & Services	1.1
Food & Staples Retailing	4.5	Insurance	.4
Technology Hardware & Equipment	4.4	Consumer Durables & Apparel	.4
Consumer Services	3.4	Real Estate	.0
Money Market Investments	3.3
Diversified Financials	3.2		100.9

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2013 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $5,331,360)—Note 1(c):
Unaffiliated issuers		294,008,109	650,266,119
Affiliated issuers		21,765,659	21,765,659
Cash			371,467
Receivable for shares of Common Stock subscribed			95,754
Dividend and securities lending income receivable			1,767,408
Prepaid expenses			56,102
			674,322,509
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			628,448
Liability for securities on loan—Note 1(c)			5,420,659
Payable for shares of Common Stock redeemed			1,762,123
Accrued expenses			170,887
			7,982,117
Net Assets ($)			666,340,392
Composition of Net Assets ($):
Paid-in capital			307,499,111
Accumulated undistributed investment income—net			2,267,726
Accumulated net realized gain (loss) on investments			315,545
Accumulated net unrealized appreciation
(depreciation) on investments			356,258,010
Net Assets ($)			666,340,392

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	487,594,019	70,459,940	108,286,433
Shares Outstanding	9,770,917	1,547,955	2,153,397
Net Asset Value Per Share ($)	49.90	45.52	50.29

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2013 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $649,271 foreign taxes withheld at source):
Unaffiliated issuers	8,905,563
Affiliated issuers	4,841
Income from securities lending—Note 1(c)	13,001
Total Income	8,923,405
Expenses:
Management fee—Note 3(a)	2,287,899
Shareholder servicing costs—Note 3(c)	975,432
Distribution fees—Note 3(b)	245,461
Professional fees	48,928
Registration fees	36,487
Custodian fees—Note 3(c)	31,679
Prospectus and shareholders’ reports	29,661
Directors’ fees and expenses—Note 3(d)	15,917
Loan commitment fees—Note 2	2,307
Miscellaneous	12,711
Total Expenses	3,686,482
Less—reduction in fees due to earnings credits—Note 3(c)	(1,005)
Net Expenses	3,685,477
Investment Income—Net	5,237,928
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	321,795
Net unrealized appreciation (depreciation) on investments	63,245,634
Net Realized and Unrealized Gain (Loss) on Investments	63,567,429
Net Increase in Net Assets Resulting from Operations	68,805,357
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012[a]
Operations ($):
Investment income—net	5,237,928	7,905,737
Net realized gain (loss) on investments	321,795	2,600,017
Net unrealized appreciation
(depreciation) on investments	63,245,634	50,302,999
Net Increase (Decrease) in Net Assets
Resulting from Operations	68,805,357	60,808,753
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,295,900)	(8,451,607)
Class C Shares	(148,361)	(661,714)
Class I Shares	(595,123)	(1,191,435)
Net realized gain on investments:
Class A Shares	(1,899,966)	(10,781,749)
Class B Shares	—	(50,807)
Class C Shares	(304,983)	(1,470,107)
Class I Shares	(389,840)	(771,614)
Total Dividends	(5,634,173)	(23,379,033)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	46,564,898	88,671,185
Class B Shares	—	4,331
Class C Shares	4,781,967	15,016,880
Class I Shares	25,084,075	78,141,545
Dividends reinvested:
Class A Shares	3,653,711	16,868,501
Class B Shares	—	46,275
Class C Shares	314,558	1,481,849
Class I Shares	894,566	1,630,695
Cost of shares redeemed:
Class A Shares	(36,519,737)	(123,468,625)
Class B Shares	—	(2,481,215)
Class C Shares	(4,475,123)	(9,196,707)
Class I Shares	(19,117,070)	(16,386,503)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	21,181,845	50,328,211
Total Increase (Decrease) in Net Assets	84,353,029	87,757,931
Net Assets ($):
Beginning of Period	581,987,363	494,229,432
End of Period	666,340,392	581,987,363
Undistributed investment income—net	2,267,726	69,182

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012[a]
Capital Share Transactions:
Class Ab
Shares sold	994,536	2,031,817
Shares issued for dividends reinvested	80,178	418,523
Shares redeemed	(781,291)	(2,905,609)
Net Increase (Decrease) in Shares Outstanding	293,423	(455,269)
Class Bb
Shares sold	—	83
Shares issued for dividends reinvested	—	1,230
Shares redeemed	—	(59,769)
Net Increase (Decrease) in Shares Outstanding	—	(58,456)
Class C
Shares sold	112,071	375,874
Shares issued for dividends reinvested	7,531	40,187
Shares redeemed	(104,854)	(231,207)
Net Increase (Decrease) in Shares Outstanding	14,748	184,854
Class I
Shares sold	533,057	1,821,552
Shares issued for dividends reinvested	19,510	39,245
Shares redeemed	(412,431)	(370,591)
Net Increase (Decrease) in Shares Outstanding	140,136	1,490,206

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended October 31, 2012, 34,230 Class B shares representing $1,424,882 were automatically converted to 32,650 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2013				Year Ended October 31,
Class A Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	45.09		42.06	40.31	36.61	31.89	47.58
Investment Operations:
Investment income—net[a]	.41		.66	.70	.63	.65	.60
Net realized and unrealized
gain (loss) on investments	4.84		4.32	2.71	4.53	4.26	(15.59)
Total from Investment Operations	5.25		4.98	3.41	5.16	4.91	(14.99)
Distributions:
Dividends from
investment income—net	(.24)		(.86)	(.79)	(.71)	(.19)	(.70)
Dividends from net realized
gain on investments	(.20)		(1.09)	(.87)	(.75)	—	—
Total Distributions	(.44)		(1.95)	(1.66)	(1.46)	(.19)	(.70)
Net asset value, end of period	49.90		45.09	42.06	40.31	36.61	31.89
Total Return (%)[b]	11.75	[c]	12.42	8.72	14.48	15.50	(31.93)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.17	[d]	1.22	1.24	1.26	1.34	1.23
Ratio of net expenses
to average net assets	1.17	[d]	1.22	1.24	1.26	1.33	1.22
Ratio of net investment income
to average net assets	1.76	[d]	1.52	1.70	1.70	2.08	1.41
Portfolio Turnover Rate	.47	[c]	2.41	7.85	.34	3.53	3.38
Net Assets, end of period
($ x 1,000)	487,594		427,373	417,814	378,374	372,623	359,328

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
April 30, 2013				Year Ended October 31,
Class C Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	41.18		38.47	37.01	33.74	29.42	43.96
Investment Operations:
Investment income—net[a]	.21		.29	.37	.33	.39	.27
Net realized and unrealized
gain (loss) on investments	4.43		3.97	2.49	4.17	3.93	(14.42)
Total from Investment Operations	4.64		4.26	2.86	4.50	4.32	(14.15)
Distributions:
Dividends from
investment income—net	(.10)		(.46)	(.53)	(.48)	—	(.39)
Dividends from net realized
gain on investments	(.20)		(1.09)	(.87)	(.75)	—	—
Total Distributions	(.30)		(1.55)	(1.40)	(1.23)	—	(.39)
Net asset value, end of period	45.52		41.18	38.47	37.01	33.74	29.42
Total Return (%)[b]	11.33	[c]	11.57	7.93	13.66	14.68	(32.45)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.92	[d]	1.97	1.97	1.99	2.07	1.95
Ratio of net expenses
to average net assets	1.92	[d]	1.97	1.97	1.99	2.06	1.95
Ratio of net investment income
to average net assets	1.00	[d]	.74	.97	.97	1.37	.68
Portfolio Turnover Rate	.47	[c]	2.41	7.85	.34	3.53	3.38
Net Assets, end of period
($ x 1,000)	70,460		63,136	51,866	49,806	52,011	55,114

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Not annualized.
d	Annualized.

See notes to financial statements.

Six Months Ended
April 30, 2013				Year Ended October 31,
Class I Shares	(Unaudited)		2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	45.44		42.47	40.71	36.96	32.21	48.06
Investment Operations:
Investment income—net[a]	.47		.71	.65	.78	.80	.70
Net realized and unrealized
gain (loss) on investments	4.88		4.41	2.89	4.55	4.24	(15,74)
Total from Investment Operations	5.35		5.12	3.54	5.33	5.04	(15.04)
Distributions:
Dividends from
investment income—net	(.30)		(1.06)	(.91)	(.83)	(.29)	(.81)
Dividends from net realized
gain on investments	(.20)		(1.09)	(.87)	(.75)	—	—
Total Distributions	(.50)		(2.15)	(1.78)	(1.58)	(.29)	(.81)
Net asset value, end of period	50.29		45.44	42.47	40.71	36.96	32.21
Total Return (%)	11.88	[b]	12.70	9.01	14.82	15.84	(31.79)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.92	[c]	.97	1.02	.98	1.08	.98
Ratio of net expenses
to average net assets	.92	[c]	.97	1.02	.98	1.06	.98
Ratio of net investment income
to average net assets	2.01	[c]	1.57	1.70	2.03	2.47	1.66
Portfolio Turnover Rate	.47	[b]	2.41	7.85	.34	3.53	3.38
Net Assets, end of period
($ x 1,000)	108,286		91,478	22,214	3,818	1,951	1,230

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Worldwide Growth Fund (the “fund”) is the sole series of Dreyfus Premier Worldwide Growth Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to seek long-term capital appreciation consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (200 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of April 30, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	355,545,438	—	—	355,545,438
Equity Securities—
Foreign
Common Stocks†	294,720,681	—	—	294,720,681
Mutual Funds	21,765,659	—	—	21,765,659

† See Statement of Investments for additional detailed categorizations.

At April 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended April 30, 2013, The Bank of NewYork Mellon earned $7,001 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2012($)	Purchases ($)	Sales($)	4/30/2013 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	8,665,000	38,833,000	31,153,000	16,345,000	2.5
Dreyfus
Institutional
Cash
Advantage
Fund	4,491,552	28,515,571	27,586,464	5,420,659.8
Total	13,156,552	67,348,571	58,739,464	21,765,659	3.3

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2012 was as follows: ordinary income $10,404,395 and long-term capital gains $12,974,638.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2013, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a fee at the annual rate of .2175% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2013, the Distributor retained $39,168 from commissions earned on sales of the fund’s Class A shares and $2,435 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2013, Class C shares were charged $245,461, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2013, Class A and Class C shares were charged $560,776 and $81,821, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2013, the fund was charged $120,958 for transfer agency services and

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

$5,883 for cash management services. Cash management fees were partially offset by earnings credits of $994. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended April 30, 2013, the fund was charged $31,679 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions. During the period ended April 30, 2013, the fund was charged $3,584 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $11.

During the period ended April 30, 2013, the fund was charged $4,497 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $401,477, Distribution Plan fees $42,406, Shareholder Services Plan fees $112,205, custodian fees $16,513, Chief Compliance Officer fees $3,054 and transfer agency fees $52,793.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2013, amounted to $15,970,447 and $2,861,378, respectively.

At April 30, 2013, accumulated net unrealized appreciation on investments was $356,258,010, consisting of $363,914,972 gross unrealized appreciation and $7,656,962 gross unrealized depreciation.

At April 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

On May 7, 2013, the Company’s Board of Directors (the “Board”) authorized the fund to offer Class Y shares, as a new class of shares, to certain investors, including certain institutional investors. Effective on or about July 1, 2013, Class Y shares will be offered at net asset value and will not be subject to certain fees, including Distribution Plan and Shareholder Services Plan fees.

NOTE 6—Other:

The sales charge may be reduced or waived for certain purchases of Class A shares. Effective April 1, 2013, pursuant to new/modified front-end sales charge waivers, Class A shares of the fund may be purchased at net asset value without payment of a sales charge by (a) investors who participate in a self-directed investment brokerage account program offered by financial intermediaries that have entered into an agreement with the fund’s Distributor (financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee) and (b) investors who purchase Class A shares directly through the fund’s Distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the Distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee.

The Fund 27

NOTES

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Worldwide Growth Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	June 17, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	June 17, 2013

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)